Supplement dated December 16, 2013 to your variable annuity Prospectus dated May 1, 2013 for the variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus, as supplemented.

Liquidation of the Pacific Select Fund Cash Management Portfolio

On December 11, 2013, the Pacific Select Fund Board of Trustees approved the liquidation of the Cash Management Portfolio and the submission of a plan of substitution (“Plan of Substitution”) for vote by affected Contract Owners. The Plan of Substitution, if approved, will allow the substitution of the Cash Management Portfolio with the Fidelity VIP Money Market Portfolio – Service Class (“Fidelity Portfolio”). If the Plan of Substitution is approved, we anticipate that the proposed liquidation and substitution will occur on or about April 30, 2014 (the “Liquidation Date”).

On the Liquidation Date, any Contract Value that remains allocated to the Cash Management Subaccount after the close of business will be transferred to the Subaccount corresponding to the Fidelity Portfolio (the “Fidelity Subaccount”). Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Cash Management Portfolio and Fidelity Portfolio, as of the close of business on the Liquidation Date. You will not incur any tax liability because of the substitution and your Contract Value immediately before the substitution will be equal to your Contract Value immediately after the substitution. The substitution transactions will not be treated as transfers that count toward the number of free transfers that may be made in a given Contract Year.

You will have 30 calendar days before and 30 calendar days after the Liquidation Date (the “free transfer period”) to transfer out of the affected Subaccounts. On any Business Day during the free transfer period, you may make one transfer out of the Cash Management Subaccount before the Liquidation Date or you may make one transfer out of the Fidelity Subaccount after the Liquidation Date without the transfer counting towards the transfer limitations described in your Prospectus. However, any Subaccount into which you make your transfer will be subject to the transfer limitations described in your Prospectus.

After the Liquidation Date, the Cash Management Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Cash Management Subaccount will be deemed an instruction for the Fidelity Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option).

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

NYSUP1213